UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)    April 5, 2007
                                                    ----------------------------

                       Cherokee International Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                              000-50593                95-4745032
--------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

 2841 Dow Avenue, Tustin, California                             92780
--------------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code (714) 544-6665
                                                    ----------------------------
 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 5, 2007, Cherokee International Corporation (the "Company") received a staff determination letter from The Nasdaq Stock Market indicating that the Company is currently not in compliance with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14) because the Company had failed to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Company plans to request a hearing before the Nasdaq Listing Qualifications Panel (the "Panel") to review the staff determination. The hearing request will automatically stay the delisting of the Company's common stock, and shares of the Company's common stock will continue trading on the Nasdaq Global Market, pending the outcome of the Panel's decision. There can be no assurance that the Panel will grant a request for continued listing. The Company issued a press release on April 11, 2007 disclosing its receipt of the Nasdaq Staff Determination letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously reported in the Form 12b-25 Notification of Late Filing filed by the Company on April 3, 2007, the Company is undergoing a review of accounts payable and cost of sales for 2006 and prior periods. The Company intends to file its 2006 Annual Report on Form 10-K as soon as practicable after the Company's previous and current external auditors have completed their reviews, including any additional necessary audit procedures. At this time, the Company is unable to provide an estimate for such filing date.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

       99.1 Press Release of Cherokee International Corporation dated April 11, 2007.

                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CHEROKEE INTERNATIONAL CORPORATION



Date: April 11, 2007             By: /s/ Linster W. Fox
                                    --------------------------------------------
                                       Name:  Linster W. Fox
                                       Title: Executive Vice President, Chief
                                              Financial Officer and Secretary